GENERAL CONTINUING GUARANTY
                                   (v. 102595)

         In order to induce CONCORD GROWTH CORPORATION, a California corporation, and any other Co-Lender or Participant as specified in the
Agreements ("Lender") to extend and/or to continue to extend financial accommodations to the Borrower specified below ("Borrower") pursuant to the terms and conditions of that certain Loan Agreement and Security Agreement of the date specified below, or pursuant to any other present or future agreement between Lender and Borrower (hereinafter collectively referred to as the "Agreements"), and in consideration thereof, and in consideration of any loans, advances, or financial accommodations heretofore or hereafter granted by Lender to or for the account of Borrower, whether pursuant to the Agreements, or otherwise, the undersigned officer(s), authorized agent(s) or third party guarantors of Borrower (hereinafter collectively and individually referred to as the "Guarantor") hereby, jointly and severally, guarantees, promises and undertakes as follows:

         1. GUARANTY AT OBLIGATIONS. Guarantor unconditionally, absolutely and irrevocably guarantees and promises to pay to Lender, on order or demand, in lawful money of the United States, any and all indebtedness and obligations of Borrower to Lender and the payment to Lender of all sums which may be presently due and owing to Lender from Borrower whether under the Agreements or otherwise. The terms "Indebtedness" and "obligations" are (hereinafter collectively referred to as the "obligations") used herein in their most comprehensive sense and include any and all advances, debts, obligations and liabilities of Borrower, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, and however arising (including, without limitation, indebtedness owing by Borrower to third parties who have granted Lender a security interest in the accounts, chattel paper and general intangibles of said third party; and further including, without limitation, any and all attorneys' fees, expenses, costs, premiums, charges and interest owed by Borrower to Lender, whether under the Agreements, or otherwise) whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether Borrower may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations or whether such indebtedness may be or hereafter becomes otherwise unenforceable, and includes Borrower's prompt, full and faithful performance, observance and discharge of each and every term, condition, agreement, representation, warranty undertaking and provision to be performed by Borrower under this Agreements.

         2. CONTINUING GUARANTY. This General Continuing Guaranty (the "Guaranty") is a continuing guaranty which shall remain effective until this Guaranty has been expressly terminated and relates to any obligations including those which arise under successive transactions which shall either continue the Obligations from time to time or renew them after they have been satisfied. Any such termination shall be applicable only after written notice to Lender, and only to transactions having their inception after the effective date of termination and shall not affect any rights or obligations arising out of transactions having their inception prior to such date. No termination shall be effective until such time as Lender is no longer committed or otherwise obligated to make any loans or advances, or to grant any credit to Borrower. In the absence of

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any termination of this Guaranty,  Guarantor agrees that nothing shall discharge or satisfy its obligations created hereunder except for the full payment and performance of the Obligations with interest.

         3. RIGHTS ARE INDEPENDENT. Guarantor agrees that it is directly and primarily liable to Lender, that the obligations hereunder are independent of the obligations of Borrower and that a separate action or actions may be brought and prosecuted against Guarantor, whether action is brought against Borrower or whether Borrower is joined in any such action or actions. Guarantor agrees that any releases which may be given by Lender to Borrower or any other guarantor or endorser shall not release ft from this Guaranty.

         4. DEFAULT. In the event that any bankruptcy, insolvency, receivership or similar proceeding is instituted by or against Guarantor and/or the Borrower or in the event that either the Guarantor or Borrower become insolvent, make an assignment for the benefit of creditors or attempt to effect a composition with creditors, or it there be any default under the Agreements (whether declared or not), then, at Lender's election, without notice or demand, the obligations of Guarantor created hereunder shall become due, payable and enforceable against Guarantor whether or not the Obligations are then due and payable.

         5. INDEMNIFICATION. Guarantor agrees to indemnity Lender and hold Lender harmless against all obligations, demands and liabilities, by whomsoever asserted and against all losses in any way suffered, incurred or paid by Lender as a result of or in any way arising out of, following or consequential to transactions with Borrower whether under the Agreements, or otherwise, and also agrees that this Guaranty shall not be impaired by any modification, supplement, extension or amendment of any contract or agreement to which Lender and Borrower may herafter agree, nor by any modification, release or other alteration or any of the Obligations hereby guaranteed or of any security therefor, nor by any agreements or arrangements whatever with Borrower or anyone else.

         6. CONSENT TO MODIFICATIONS. Guarantor hereby authorizes Lender, without notice or demand and without affecting its liability hereunder, from time to time to:

         6.1. renew, compromise, extend, accelerate or otherwise change the time for payment or the terms of any of the Obligations, or any part thereof, including, without limitation, increasing or decreasing the rate of interest thereof;

         6.2. take and hold security for the payment of the Obligations guaranteed hereby, and exchange, enforce, and release any such security;

         6.3. apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine;

         6.4.     release   or  substitute  any  one   or  more  endorser(s)  or
                  guarantor(s); and


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         6.5.     assign, without notice, this  Guaranty in whole or in part and
                  Lender's rights hereunder to anyone at any time.

         Guarantor agrees that Lender may do any or all of the foregoing in such manner, upon such terms, and at such times as Lender, in its discretion, deems advisable, without, in any way or respect, impairing, affecting, reducing or releasing Guarantor from its undertakings hereunder and Guarantor hereby consents to each and all of the foregoing acts, events and occurrences.

         7. WAIVER OF DEFENSES. Guarantor hereby waives any right to assert against Lender as a defense, counterclaim, set-off on crossclaim, any defense (legal or equitable), set-off, counterclaim and claim which Guarantor may now or at any time hereafter have against Borrower and any other party liable to Lender in any way or manner.

         Guarantor hereby waives all defenses, counterclaims and off-sets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of the Agreements or any security interest thereunder.

         Guarantor hereby waives any defense arising by reason of any claim or defense based upon an election of remedies by Lender, which, in any manner impairs, affects, reduces, releases, destroys or extinguishes Guarantor's subrogation rights, rights to proceed against Borrower for reimbursement, or any other rights of the Guarantor to proceed against Borrower or against any other rights of the Guarantor or against any other person or security, including, but not limited to, any defense based upon an election of remedies by Lender under the provisions of Section 580(d) of the California Code of Civil Procedure, or any similar law of California or of any other state, or of the United States. Guarantor waives ail presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor, notices of default, notice of acceptance of this Guaranty, and notices of the existence, creating or incurring of new or additional indebtedness, and all other notices or formalities to which Guarantor may be entitled.

         8. WAIVER OF JURY TRIAL. GUARANTOR WAIVES ANY RIGHT TO A JURY TRIAL IN ANY ACTION HEREUNDER OR ARISING OUT OF LENDER'S TRANSACTIONS WITH BORROWER.

         9. WAIVER OF RIGHTS OF SUBROGATION. The Guarantor shall have no right of subrogation, reimbursement, exoneration, contribution or any other rights that would result in the Guarantor being deemed a creditor of Borrower under the United States Bankruptcy Code or any other law or for any other purpose and the Guarantor hereby irrevocably waives all such rights, the right to assert any such rights and any right to enforce any remedy which Guarantor may now or hereafter have against Borrower and hereby irrevocably waives any benefit of and any right to participate in, any security now or hereafter held by Lender, whether any of the foregoing rights arise in equity, at law or by contract.

         As a condition to payment or performance by Guarantor under this Guaranty, Lender shall not be required to, and Guarantor hereby waives any and all rights to require Lender to prosecute

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or seek to enforce any  remedies  against  Borrower or any other party liable to
Lender on account of the Obligations or to require Lender to seek to enforce or resort to any remedies with respect to any security interests, liens or encumbrances granted to Lender by Borrower or any other party on account of the Obligations.

         Any and all present and future debts and obligations of Borrower to Guarantor are hereby postponed in favor of and subordinated to the full payment and performance of all present and future debts and obligations of Borrower to Lender. All monies or other property of Guarantor at any time in Lender's possession may be held by Lender as security for any and all obligations of Guarantor to Lender no matter now existing or hereafter arising, whether absolute or contingent, whether due or to become due, and whether under this Guaranty or otherwise. Guarantor also agrees that Lender's books and records showing the account between Lender and Borrower shall be admissible in any action or proceeding and shall be binding upon Guarantor for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof.

         10. FINANCIAL CONDITION OF BORROWER. Guarantor is presently informed of the financial condition of the Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Guarantor hereby covenants that it will continue to keep itself informed of Borrower's financial condition and of all other circumstances which bear upon the risk of nonpayment. Absent a written request for such information by the Guarantor to Lender, Guarantor hereby waives its right, if any, to require, and Lender is relieved of any obligation or duty to disclose to Guarantor any information which Lender may now or hereafter acquire concerning such condition or circumstances.

         11. TERMINATION. The Guarantor's obligation under this Guaranty shall continue in full force and effect until Borrower's Obligations are fully paid, performed and discharged and Lender gives the Guarantor written notice of that fact. Borrower's Obligations shall not be considered fully paid, performed and discharged unless and until all payments by Borrower to Lender are no longer subject to any right on the part of any person whomsoever; including but not limited to Borrower, Borrower as a debtor-in-possession, or any trustee or receiver in bankruptcy, to set aside such payments or seek to recoup the amount of such payments, or any part thereof. The foregoing shall include, by way of example and not by way of limitation, ail rights to recover preferences voidable under Title 11 of the United States Code. In the event that any such payments by Borrower to Lender are set aside after the making thereof, in whole or in part, or settled without litigation, to the extent of such settlement, all of which is within Lender's discretion, Guarantor shall be liable for the full amount Lender is required to repay plus costs, interest, attorneys' fees and any and all expenses which Lender paid or incurred in connection therewith.

         No termination of this Guaranty shall be effective except by notice sent to Lender by certified mail, return receipt requested (which shall be evidenced by a property validated return receipt), naming a termination date effective not less than ninety (90) days after the receipt of such notice by Lender. Such a termination shall not be effective as to any Guarantor who has not given

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such  notice  and shall not  affect  the  application  of this  Guaranty  to any transaction or Indebtedness effected prior to the effective date of termination.

         12. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of Lender's successors and assigns. The death of Guarantor shall not terminate this Guaranty.

         13. MODIFICATIONS. This Guaranty cannot be modified orally. No modification of this Guaranty shall be effective for any purpose unless it is in writing and executed by an officer of Lender authorized to do so. All prior agreements, understandings, representations and negotiations; if any, are merged into this Guaranty.

         14. ATTORNEYS' FEE. Guarantor agrees to pay all attorneys' fees and all other costs and out-of-pocket expenses which may be incurred by Lender in the enforcement of this Guaranty or in any way arising out of, following, or consequential to the enforcement of Borrower's Obligations, whether under this Guaranty, the Agreements, or otherwise.

         15. JOINT AND SEVERAL. In all cases where the word "Guarantor" is used in this Guaranty, it shall mean and apply equally to each and all of the individuals and/or entities which have executed this Guaranty. All of the obligations of the Guarantor hereunder shall be joint and several.

         16. GOVERNING LAW. All acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California.

         17. ADDITIONAL WAIVERS. Guarantor waives all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the principal by operation of Section 580d of the Code of Civil Procedure or otherwise.

         18. SECTION NUMBERS AND HEADINGS. Section numbers and section titles have been set forth herein for convenience only; they shall not be construed to limit or extend the meaning of any part of this Guaranty.

The Borrower: Information Systems Consulting Corp.

Date of Loan Agreement between Lender and Borrower: August 26, 1996

Date of this Corporate Continuing Guaranty: August 26, 1996



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AGREED:

"GUARANTOR"

Signature:
          -----------------------------------
         By Officer and Title: M. Ted Dillard, President
         Corporate Name: Preferred Funding Corporation
         Corporate Address: 12801 N. Central Expressway, Suite 350 City, State, Zip: Dallas, TX 75243
         Federal Tax I.D.: 75-252228

         DATE:
              ---------------------------

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                          CERTIFIED COPY OF RESOLUTIONS
                                   (V-11/89.1)

         RESOLVED, that the General Continuing Guaranty of the date specified below between this company and Concord Growth Corporation and any other Co-Lender or Participant as specified in the Agreement (herein "Lender") and all other agreements and documents connected therewith be, and the same hereby are, approved on the terms and conditions as set forth therein;

         RESOLVED, that any officer of this company is authorized and directed to enter into said agreement and all other agreements and documents connected therewith and to execute the same for and on behalf of this company on the terms and conditions set forth therein;

         RESOLVED, that any officer of this company is authorized and directed to negotiate, agree upon, exercise and deliver, from time to time, in the name of , and on behalf of, this company, such agreements, amendments and supplements to said agreement or any other agreement or document connected therewith, documents, instruments, certificates, notices, and further assurances, and to perform any and all such acts and things as may be required by Lender in connection with said agreement or any other agreement or document connected therewith, or may to him seem necessary or proper to implement and effect complete consummation of said agreement or any other agreement or document connected therewith in all respects and the purposes set forth in these resolutions

         RESOLVED, That any officer of this Company is authorized to guarantee payment thereof on the company's behalf.

         RESOLVED, that these resolutions shall remain in full force and effect until written notes of their amendment or repeal shall be received by Lender and until all indebtedness and obligations arising out of said agreement and all other agreements and documents connected therewith shall have been paid and satisfied in full.

         The undersigned, as the duly constituted Secretary of this company does hereby certify that the foregoing is a true and correct copy of the resolutions duly adopted at a meeting of the Board of Directors of this company, duly called, noticed and held on the date specified below. at which meeting there was at all times present and acting a quorum of the members of said Board; that said resolutions are in full force and effect; and that the following is a true and correct list of the present officers of this company:

Date of General Continuing Guaranty: August 26, 1996

Presidents Name: M. Ted Dillard

Vice-President's Name:

Corp. Secretary's Name: J. Michael Moore

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CFO/Treasurer's Name: J. Michael Moore
         Corporate Secretary's Signature:

         Name of Company: Preferred Funding Corporation

Date company's Board of Directors adopted above resolutions:


                                                  (Seal)


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